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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):      MAY 11, 1998
                                                  ----------------------

                         WINDMERE-DURABLE HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)

                                     FLORIDA
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                 (State or other jurisdiction of incorporation)

           1-10177                                       59-1028301
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  (Commission File Number)                    (IRS Employer Identification No.)

                         5980 MIAMI LAKES DRIVE
                          MIAMI LAKES, FLORIDA                 33014
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               (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code      (305) 362-2611
                                                    ------------------------
                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         See the press release attached hereto as Exhibit 99.1 for information regarding the execution by Windmere-Durable Holdings, Inc. of a definitive agreement to acquire certain assets and assume certain liabilities of the household products group of The Black & Decker Corporation (excluding cleaning and lighting products) in North America, Central America and South America (excluding Brazil, Uruguay and Paraguay) for a purchase price of $315 million.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.



                                WINDMERE-DURABLE HOLDINGS, INC.



Dated:   May 13, 1998           By:        /s/ Harry D. Schulman
                                   --------------------------------------------
                                   Harry D. Schulman, Senior Vice President and
                                   Chief Financial Officer




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